EXHIBIT 22
                    Subsidiaries of the Registrant
                                 as of
                           October 31, 1998


     A.   Wholly-owned Subsidiaries.

     Amwell Chase, Inc., a Delaware corporation.
     Bennington Hunt, Inc., a Delaware corporation.
     Broad Run Sewer Co., Inc., a Delaware corporation.
     Bunker Hill Estates, Inc., a Delaware corporation.
     Chesterbrooke, Inc., a Delaware corporation.
     Connecticut Land Corp., a Delaware corporation.
     Daylesford Development Corp., a Delaware corporation.
     Eastern States Engineering, Inc., a Delaware corporation. Edmunds-Toll Construction Company, an Arizona corporation. Fairway Valley, Inc., a Delaware corporation.
     First Brandywine Investment Corp., a Delaware corporation.
     First Brandywine Investment Corp. II, a Delaware corporation. First Brandywine Investment Corp. III, a Delaware corporation. First Brandywine Management Del. Corp., a Delaware corporation. First Huntingdon Finance Corp., a Delaware corporation.
     Franklin Farms G.P., Inc., a Delaware corporation.
     MA Limited Land Corporation, a Delaware corporation.
     Mansfield Development Corp., a Delaware corporation.
     Maple Point, Inc., a Delaware corporation.
     Maryland Limited Land Corporation, a Delaware corporation. Montgomery Development, Inc., a Delaware corporation.
     Mountain View Real Estate, Inc., a Pennsylvania corporation. Polekoff Farm, Inc., a Pennsylvania corporation.
     Springfield Chase, Inc., a Delaware corporation.
     Stewarts Crossing, Inc., a Delaware corporation.
     Suncoast Properties, Inc., a California corporation.
     TB Proprietary Corp., a Delaware corporation.
     Tenby Hunt, Inc., a Delaware corporation.
     Toll AZ GP Corp., a Delaware corporation.
     Toll Bros., Inc., a Delaware corporation.
     Toll Bros., Inc., a Pennsylvania corporation.
     Toll Bros., Inc., a Texas corporation.
     Toll Bros. of Arizona, Inc., an Arizona corporation.
     Toll Bros. of North Carolina, Inc., a North Carolina corporation. Toll CA GP Corp., a California corporation.
     Toll CO GP Corp., a Colorado corporation.
     Toll Corp., a Delaware corporation.
     Toll FL GP Corp., a Florida corporation.
     Toll Holdings, Inc., a Delaware corporation.
     Toll IL GP Corp., an Illinois corporation.
     Toll Land Corp. No. 6, a Pennsylvania corporation.
     Toll Land Corp. No. 10, a Delaware corporation.
     Toll Land Corp. No. 20, a Delaware corporation.
     Toll Land Corp. No. 25, a Delaware corporation.
     Toll Land Corp. No. 43, a Delaware corporation.
     Toll Land Corp. No. 45, a Delaware corporation.
     Toll Land Corp. No. 46, a Delaware corporation.
     Toll Land Corp. No. 47, a Delaware corporation.
     Toll Land Corp. No. 48, a Delaware corporation.
     Toll Land Corp. No. 49, a Delaware corporation.
     Toll Land Corp. No. 50, a Delaware corporation.
     Toll Land Corp. No. 51, a Delaware corporation.
     Toll Land Corp. No. 52, a Delaware corporation.
     Toll Land Corp. No. 53, a Delaware corporation.
     Toll Land Corp. No. 54, a Delaware corporation.
     Toll Land Corp. No. 55, a Delaware corporation.
     Toll Land Corp. No. 56, a Delaware corporation.
     Toll Management AZ Corp., a Delaware corporation.
     Toll Management VA Corp., a Delaware corporation.
     Toll MI GP Corp., a Michigan corporation.
     Toll NV GP Corp., a Nevada corporation.
     Toll NC GP Corp., a North Carolina corporation.
     Toll OH GP Corp., an Ohio corporation.
     Toll PA GP Corp., a Pennsylvania corporation
     Toll VA Member Two, Inc., a Delaware corporation.
     Toll Peppertree, Inc., a New York corporation.
     Toll Philmont Corporation, a Delaware corporation.
     Toll TN GP Corp., a Tennessee corporation.
     Toll TX GP Corp., a Delaware corporation.
     Toll VA GP Corp., a Delaware corporation.
     Toll Wood Corporation, a Delaware corporation.
     Toll YL, Inc., a California corporation.
     Warren Chase, Inc., a Delaware corporation.
     Westminster Abstract Company, a Pennsylvania corporation. Westminster Insurance Agency, Inc., a Pennsylvania corporation. Westminster Mortgage Corporation, a Delaware corporation. Westminster Security Company, a New Jersey corporation.
     Windsor Development Corp., a Pennsylvania corporation.

     B.   Wholly-owned Partnerships

     Afton Chase, L.P., a Pennsylvania limited partnership.
     Alexandria Hunt, L.P., a New Jersey limited partnership
     Audubon Ridge, L.P., a Pennsylvania limited partnership.
     BBCC Golf, L.P., a Pennsylvania limited partnership.
     Beaumont Chase, L.P., a Pennsylvania limited partnership.
     Belmont Country Club, L.P., a Virginia limited partnership.
     Belmont Land, L.P., a Virginia limited partnership.
     Bennington Hunt, L.P., a New Jersey limited partnership.
     Bernards Chase, L.P., a New Jersey limited partnership.
     Binks Estates Limited Partnership, a Florida limited partnership.
     The Bird Estate Limited Partnership, a Massachusetts limited partnership. Blue Bell Country Club, L.P., a Pennsylvania limited partnership. Branchburg Ridge, L.P., a New Jersey limited partnership.
     Brandywine River Estates, L.P., a Pennsylvania limited partnership.
     Brass Castle Estates, L.P., a New Jersey limited partnership.
     Bridle Estates, L.P., a Pennsylvania limited partnership.
     Buckingham Woods, L.P., a Pennsylvania limited partnership.
     Bucks County Country Club, L.P., a Pennsylvania limited partnership.
     CC Estates Limited Partnership, a Massachusetts limited partnership. Calabasas View, L.P., a California limited partnership.
     Charlestown Hills, L.P., a New Jersey limited partnership.
     Cheltenham Estates Limited Partnership, a Michigan partnership. Chesterbrooke Limited Partnership, a New Jersey limited partnership. Chesterfield Hunt, L.P., a New Jersey limited partnership.
     Cobblestones at Thornbury, L.P., a Pennsylvania limited partnership.
     Cold Spring Hunt, L.P., a Pennsylvania limited partnership.
     Coleman-Toll Limited Partnership, a Nevada limited partnership.
     Conant Valley Estates, L.P., a New York limited partnership.
     Concord Chase, L.P., a Pennsylvania limited partnership.
     Cortlandt Chase, L.P., a New York limited partnership.
     Delray Limited Partnership, a Florida limited partnership.
     Dolington Estates, L.P., a Pennsylvania limited partnership.
     Eagle Farm Limited Partnership, a Massachusetts limited partnership. Edmunds-Toll Limited Partnership, an Arizona limited partnership. Eldorado Country Estates, L.P., a Texas limited partnership.
     Estates at Autumnwood, L.P., a Delaware limited partnership.
     The Estates at Brooke Manor Limited Partnership, a Maryland limited partnership.
     Estates at Coronado Pointe, L.P., a California limited partnership.
     The Estates at Potomac Glen Limited Partnership, a Maryland limited partnership.
     Estates at Princeton Junction, L.P., a New Jersey limited partnership. Estates at Rivers Edge, L.P., a Pennsylvania limited partnership.
     Estates at San Juan Capistrano, L.P., a California limited partnership.

     The Estates at Summit Chase, L.P., a California limited partnership.
     Fair Lakes Chase, L.P., a Virginia limited partnership.
     Fairfax Investment, L.P., a Virginia limited partnership.
     Fairway Mews Limited Partnership, a New Jersey limited partnership. Farmwell Hunt, L.P., a Virginia limited partnership.
     First Brandywine Partners, L.P., a Delaware partnership.
     Franklin Oaks Limited Partnership, a Massachusetts limited partnership. Freehold Chase, L.P., a New Jersey limited partnership.
     Great Falls Hunt, L.P., a Virginia limited partnership.
     Great Falls Woods, L.P., a Virginia limited partnership.
     Greens at Waynesborough, L.P., a Pennsylvania limited partnership. Greenwich Chase, L.P., a New Jersey limited partnership.
     Greenwich Station, L.P., a New Jersey limited partnership.
     Hockessin Chase, L.P., a Delaware limited partnership.
     Holland Ridge, L.P., a New Jersey limited partnership.
     Holliston Hunt Limited Partnership, a Massachusetts limited partnership. Hopewell Hunt, L.P., a New Jersey limited partnership.
     Huckins Farm Limited Partnership, a Massachusetts limited partnership Hunter Mill, L.P., a Virginia limited partnership.
     Hunterdon Chase, L.P., a New Jersey limited partnership.
     Hunterdon Ridge, L.P., a New Jersey limited partnership.
     Huntington Estates Limited Partnership, a Connecticut limited partnership. Hurley Ridge Limited Partnership, a Maryland limited partnership. Independence Hill, L.P., a New Jersey limited partnership.
     Knolls of Birmingham, L.P., a Pennsylvania corporation.
     Lakeridge, L.P., a Pennsylvania limited partnership.
     Lakeway Hills Properties, L.P., a Texas limited partnership.
     Laurel Creek, L.P., a New Jersey limited partnership.
     Mallard Lakes, L.P., a Texas limited partnership.
     Manalapan Hunt, L.P., a New Jersey limited partnership.
     Marshallton Chase, L.P.. a Pennsylvania limited partnership.
     Mercer Land, L.P., a Virginia limited partnership.
     Mill Road Estates, L.P., a Pennsylvania limited partnership.
     Montgomery Chase, L.P., a New Jersey limited partnership.
     Mongomery Oaks, L.P., a New Jersey limited partnership.
     Moorestown Hunt, L.P., a New Jersey limited partnership.
     Mount Kisco Chase, L.P., a New York limited partnership.
     NC Country Club Estates Limited Partnership, a North Carolina limited partnership.
     Newtown Chase Limited Partnership, a Connecticut limited partnership. Northampton Crest, L.P., a Pennsylvania limited partnership.
     Northampton Preserve, L.P., a Pennsylvania limited partnership.
     Patriots, L.P., a New Jersey limited partnership.
     The Preserve Limited Partnership, a North Carolina limited partnership. The Preserve at Annapolis Limited Partnership, a Maryland limited partnership.
     Preserve at Boca Raton Limited Partnership, a Florida limited partnership. Preston Village Limited Partnership, a North Carolina limited partnership. Princeton Hunt, L.P., a New Jersey limited partnership.
     Providence Limited Partnership, a North Carolina limited partnership. Providence Hunt, L.P., a Pennsylvania limited partnership.
     Providence Plantation Limited Partnership, a North Carolina limited partnership.
     River Crossing, L.P., a Pennsylvania limited partnership.
     Rolling Greens, L.P., a New Jersey limited partnership.
     Rose Hollow Crossing Associates, a Pennsylvania limited partnership.
     Rose Tree Manor, L.P., a Pennsylvania limited partnership.
     Seaside Estates Limited Partnership., a Florida limited partnership. Shell-Toll YL, L.P., a California limited partnership.
     Shrewsbury Hunt Limited Partnership, a Massachusetts limited partnership. Somers Chase, L.P., a New York limited partnership.
     Somerset Development Limited Partnership, a North Carolina limited partnership.
     Southlake Woods, L.P., a Texas limited partnership.
     Southport Landing Limited Partnership, a Connecticut limited partnership. Springton Pointe, L.P., a Pennsylvania limited partnership.
     Stoney Ford Estates, L.P., a Pennsylvania limited partnership.
     Swedesford Chase, L.P., a Pennsylvania limited partnership.
     TBI Belmont, L.P., a Pennsylvania limited partnership.
     TBI Laurel Creek, L.P., a Pennsylvania limited partnership.
     TBI/Heron Bay Limited Partnership, a Florida limited partnership. TBI/Naples Limited Partnership, a Florida limited partnership.
     TBI/Palm Beach Limited Partnership, a Florida limited partnership.
     Tenby Hunt, L.P., a Delaware limited partnership.
     Thornbury Knoll, L.P., a Pennsylvania limited partnership.
     Thornbury Treatment Plant, L.P., a Pennsylvania limited partnership.
     Toll at Briar Creek, L.P., a North Carolina limited partnership.
     Toll at Daventry Park, L.P., an Ohio limited partnership.
     Toll at Payne Ranch, L.P., a California limited partnership.
     Toll at Potomac Woods L.P., a Virginia limited partnership.
     Toll at Princeton Walk, L.P., a New Jersey limited partnership.
     Toll at Westlake, L.P., a New Jersey limited partnership.
     Toll at Whippoorwill, L.P., a New York limited partnership.
     Toll CA, L.P., a California limited partnership.
     Toll CA II, L.P. (formerly "Suncoast Properties, L.P."), a California limited partnership.
     Toll CO, L.P., a Colorado limited partnership.
     Toll CT Limited Partnership, a Connecticut limited partnership.
     Toll IL, L.P., an Illinois limited partnership.
     Toll Land Limited Partnership, a Connecticut limited partnership.
     Toll Land II Limited Partnership, a New Jersey limited partnership.
     Toll Land III Limited Partnership, a Delaware limited partnership.
     Toll Land IV Limited Partnership, a New Jersey limited partnership.
     Toll Land V Limited Partnership, a New York limited partnership.
     Toll Land VI Limited Partnership, a New York limited partnership.
     Toll Land VII Limited Partnership, a New York limited partnership.
     Toll Land VIII Limited Partnership, a New York limited partnership.
     Toll Land IX Limited Partnership, a Virginia limited partnership.
     Toll Land X Limited Partnership, a Virginia limited partnership.
     Toll Land XI Limited Partnership, a New Jersey limited partnership.
     Toll Land XII Limited Partnership, a New York limited partnership.
     Toll Land XIII Limited Partnership, a New York limited partnership.
     Toll Land XIV Limited Partnership, a New York limited partnership.
     Toll Land XV Limited Partnership, a Virginia limited partnership.
     Toll Land XVI Limited Partnership, a New Jersey limited partnership.
     Toll Land XVII Limited Partnership, a Connecticut limited partnership. Toll Land XVIII Limited Partnership, a Connecticut limited partnership. Toll Land XIX Limited Partnership, a California limited partnership.
     Toll Land XX Limited Partnership, a California limited partnership.
     Toll Land XXI Limited Partnership, a Virginia limited partnership.
     Toll Land XXII Limited Partnership, a California limited partnership.
     Toll Land XXIII Limited Partnership, a California limited partnership. Toll Land XXIV Limited Partnership, a Virginia limited partnership.
     Toll Land XXV Limited Partnership, a New Jersey limited partnership.
     Toll Land XXVI Limited Partership, an Ohio limited partnership.
     Toll MD Limited Partnership, a Maryland limited partnership.
     Toll MD II Limited Partnership, a Maryland limited partnership
     Toll Naval Associates, a Pennsylvania general partnership.
     Toll NJ, L.P., a New Jersey limited partnership
     Toll Northville Limited Partnership, a Michigan limited partnership.
     Toll Northville Golf Limited Partnership, a Michigan limited partnership. Toll PA, L.P.(formerly "TBB, L.P."), a Pennsylvania limited partnership. Toll Peppertree, L.P., a New York limited partnership.
     Toll VA, L.P., a Virginia limited partnership.
     Trumbull Hunt Limited Partnership, a Connecticut limited partnership. Uwchlan Woods, L.P., a Pennsylvania limited partnership.
     Valley Forge Woods, L.P., a Pennsylvania limited partnership.
     Valley View Estates Limited Partnership, a Massachusetts limited partnership.
     Warwick Greene, L.P., a Pennsylvania limited partnership.
     Warwick Woods, L.P., a Pennsylvania limited partnership.
     Washington Greene Development, L.P., a New Jersey limited partnership. West Amwell Limited Partnership, a New Jersey limited partnership. Whiteland Woods, L.P., a Pennsylvania limited partnership.
     Wichita Chase, L.P., a Texas limited partnership.
     Willowdale Crossing, L.P., a Pennsylvania limited partnership.
     Wilson Concord, L.P., a Tennessee limited partnership.
     Woodbury Estates, L.P., a New Jersey limited partnership.
     The Woods at Highland Lakes, L.P., an Ohio limited partnership.
     The Woods at Long Valley, L.P., a New Jersey limited partnership.
     The Woods at Muddy Branch Limited Partnership, a Maryland limited partnership.
     Wrightstown Hunt, L.P., a Pennsylvania limited partnership.
     Yardley Estates, L.P., a Pennsylvania limited partnership.


     C.   Finance Partnerships.

     Toll Brothers Finance Co., a New Jersey general partnership.
     TBI Finance Co. II, a New Jersey general partnership.


     D.   Business Trust.

1    First Brandywine Business Trust, a Delaware business trust.


            E.  Real Estate Investment Trust Affiliated Companies

   Toll Brothers Realty Trust
     Dulles Greene Partners, Inc
     Toll Brothers Realty LP
     Toll Brothers Realty LLC
     Toll Brothers Realty Parallel LLC
     Toll Realty Holdings LP
     Toll Realty Holdings Corp. I
     Toll Realty Holdings Corp. II
     Toll Realty Holdings Corp. III
     Toll Realty Operating IP Corp.
     Toll Realty Operating IIP Corp.
     Toll Realty Operating IIIP Corp.
     Toll Realty Operating IVP Corp.
     Toll Realty Operating VP Corp.
     Toll Realty Operating IC Corp.
     Toll Realty Operating IIC Corp.
     Toll Realty Operating IIIC Corp.
     Toll Realty Operating IVC Corp.
     Toll Realty Operating VC Corp.
     Toll Realty Operating VIP LLC
     Toll Realty Operating VIC LLC
     Toll Parallel Partnership LP
     Toll Parallel Partnership Inc.
     Toll Special Realty Corp.
     TR Special Corp.
     F.   Limited Liability Companies


1    Edmunds-Toll AZ L.L.C., a Delaware corporation.
2    Toll VA L.L.C., a Delaware corporation.